UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2012

HARLAND CLARKE HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-143717	84-1696500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10931 Laureate Drive, San Antonio, Texas 78249
(Address of Principal Executive Offices) (Zip Code)

(210) 694-8888
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 1, 2012, Harland Clarke Holdings Corp. (the “Company”) will be providing the information furnished as Exhibit 99.1 to this Report to certain lenders in connection with the conference call described in Item 7.01 below with the certain lenders to discuss a possible amendment and extension of its existing senior secured term loan facility.  The information furnished as Exhibit 99.1 to this Report on Form 8-K is incorporated by reference in this Item 2.02.

Item 7.01. Regulation FD Disclosure

Given current market conditions, on May 1, 2012, the Company scheduled a conference call with lenders, currently proposed to be held on that date, to discuss a possible amendment and extension of its existing senior secured term loan facility due June 30, 2014.  There can be no assurances that any such amendment and extension will be completed.  The Company was in compliance with all applicable covenants under its existing senior secured term loan agreement as of March 31, 2012 and the date of this filing.

In accordance with General Instruction B.2 to Form 8-K, the information under this Item 7.01 shall be deemed to be "furnished" to the SEC and not be deemed to be "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Forward-Looking Statements

Statements made in this Form 8-K, which are not historical facts, including statements about the Company's plans, strategies, focus, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the filing of this Form 8-K. Such forward-looking statements include, without limitation, the Company's beliefs, expectations, focus and/or plans about future events, including those regarding a possible amendment and extension of the Company's existing senior secured term loan facility, given current market conditions, as part of the Company's strategy to continue to improve its capital structure.  Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in our filings with the SEC, including, without limitation, our 2011 Annual Report on Form 10-K filed with the SEC in March 2012 and Current Reports on Form 8-K that we have filed or will file with the SEC during 2012 (which may be viewed on the SEC's website at http://www.sec.gov), as well as reasons including difficulties, delays, unanticipated costs or the Company's inability to complete an amendment and extension of its existing term loan facility, in whole or in part. Factors other than those listed above could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Form 8-K.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1       Information furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLAND CLARKE HOLDINGS CORP.
By:	/s/ Martin Wexler
Name: Martin Wexler
Title: Vice President and Treasurer

Date: May 1, 2012